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                         TRANSAMERICA IDEX MUTUAL FUNDS

      Supplement dated 23, 2005 to the Prospectuses dated March 1, 2005, as previously supplemented

                                     * * *
                                   All Funds

Effective October 1, 2005, the following information supplements, amends and replaces the section entitled "Redemption Fees" on page 141 of the Prospectus:

     REDEMPTION FEES

     Redemption Fee Assessment

     A short-term trading redemption fee may be assessed on any fund shares in a fund account that are redeemed (whether voluntarily or involuntarily, and including redemptions that are part of an exchange transaction) during the first five (5) New York Stock Exchange trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed (using standard rounding criteria). Shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by billing you. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by a fund.

     This redemption fee is imposed to discourage short-term trading and is paid to a fund to help offset any cost associated with such short-term trading. This redemption fee is not intended to accommodate short-trading, and each fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account in a fund and/or in your other TA IDEX fund accounts, TA IDEX may in its sole discretion determine that your trading activity may be detrimental to a fund as described in the "Market Timing/Excessive Trading" section and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the fund and/or (ii) limit the method for requesting future redemptions out of the fund even if any such request would not exceed the guidelines described in this prospectus.

     Redemptions through Financial Intermediaries

     Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a tax-deferred savings plan such as a retirement plan or a 529 college savings plan that maintains a master account (an "Omnibus Account") with the fund for trading on behalf of its customers. Currently, only certain intermediaries have the ability to collect each fund's redemption fee on the fund's behalf from their customers' accounts. As a result, the ability of each fund to monitor trades that are placed by Omnibus Accounts or other nominee accounts and assess redemption fees may be severely limited in those instances in which a broker, administrator or other intermediary maintains the record of each fund's underlying beneficial owners. Even in the case of these intermediaries who are collecting the redemption fee, due to policy, operational and/or systems' requirements and limitations, these intermediaries may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of a fund. Each fund will continue to encourage all financial intermediaries to develop the capability to assess the redemption fee from their customers who invest in the fund. If you are investing in fund shares through a financial intermediary, you should contact your financial intermediary (or, in the case of a qualified retirement plan, your plan sponsor) for more information on any differences in how the redemption fee is applied to your investments in a fund.

     Waivers/Exceptions/Changes

     Each fund reserves the right to waive the redemption fee at its discretion if the fund's transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

     Involuntary Redemptions

     Each fund reserves the right to close your account if the account value falls below the fund's minimum account
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     balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law. Involuntary redemptions are subject to applicable redemption fees unless TA IDEX provides a waiver.

                                     * * *

     TA IDEX American Century International; TA IDEX American Century Large
                                 Company Value;
    TA IDEX Clarion Real Estate Securities; TA IDEX Jennison Growth; TA IDEX
                                Marsico Growth;
          TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return;
    TA IDEX Salomon Investors Value; TA IDEX T. Rowe Price Health Sciences; TA IDEX T. Rowe Price Small Cap; TA IDEX T. Rowe Price Tax Efficient Growth

The following information supplements the information concerning the series listed above in the Prospectus:

     Effective following the close of business on October 31, 2005, each of TA IDEX American Century International; TA IDEX American Century Large Company Value; TA IDEX Clarion Real Estate Securities; TA IDEX Jennison Growth; TA IDEX Marsico Growth; TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return; TA IDEX Salomon Investors Value; TA IDEX T. Rowe Price Health Sciences; TA IDEX T. Rowe Price Small Cap; and TA IDEX T. Rowe Price Tax Efficient Growth (the "Funds") will be closed to new investors and will cease selling shares (including sales as part of exchange transactions) to prospective investors who are not shareholders of record as of the close of business on that date. Shareholders of record of a Fund will continue to be able to purchase shares of that Fund for a period of approximately six months. Thereafter, except as noted below, each Fund will cease accepting new investments by existing shareholders (other than reinvestment of dividends and distributions), and cease the payment by each class of shares of the Fund of distribution and service (Rule 12b-1) fees, effective on or about the close of business on February 28, 2006. Following that date, each Fund may continue selling its shares to the other series of TA IDEX and other investment companies in the same group of investment companies as TA IDEX, and may consolidate shares of its various classes into a single share class. Shareholders of a Fund may exchange Fund shares for shares of another series of TA IDEX (subject to the above) or redeem their Fund shares in the manner set forth in the Prospectus.

                                     * * *

                       TA IDEX Protected Principal Stock

     Effective September 23, 2005, the footnote to the table titled "Shareholder fees" on page 2 of the Prospectus of the TA IDEX Protected Principal Stock is hereby deleted in its entirety. Shareholders should consult the discussion of contingent deferred sales charges on page 12 of the Prospectus to obtain a detailed tabular presentation showing the amount of contingent deferred sales charges payable on redemption of class B shares and how such charges decrease over time.

                                     * * *

TA IDEX Asset Allocation - Growth Portfolio; TA IDEX Asset Allocation - Moderate
        Growth Portfolio; TA IDEX Asset Allocation - Moderate Portfolio

     The information showing the total return of the Dow Jones Wilshire 5000 Total Market Index ("Index") in the table showing the average annual total return compared to the index of each of the TA IDEX Asset Allocation - Growth Portfolio; TA IDEX Asset Allocation - Moderate Growth Portfolio and TA IDEX Asset Allocation - Moderate Portfolio (the "Funds") as of 12/31/04, on pages 6, 10 and 14 of the Prospectus, respectively, is hereby replaced with the following information:

          1 year - 12.62%;   Life of Fund: 7.04%


As always, investors should note that past performance, including performance relative to a benchmark, of the Funds, is not a prediction of future results.

                                     * * *

             Investors Should Retain This Supplement For Future Use